Supplement Dated January 27, 2012

To the

Prospectus Dated May 1, 2011

For the

Farmers Variable Annuity

Issued through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING YOUR FARMERS® VARIABLE ANNUITY

This Supplement amends the May 1, 2011 prospectus (“Prospectus”) for the Farmers Variable Annuity (“Contract”) to reflect the fact that the fixed account guaranteed minimum interest rate for Contracts issued on or after January 27, 2012, will be the rate stated in the Contracts and that the guaranteed minimum interest rate will be between 1.0% and 3.0%.

The paragraph titled “Fixed Account” on page 6 of the Prospectus is amended to read as follows:

Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest for one-year periods at a guaranteed rate shown in your Contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by some of the fees and charges we assess. The fixed account is part of our general account.

The section titled “The Fixed Account” on page 12 of the Prospectus is amended to read as follows:

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your Contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations.

Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at the current rates in excess of the minimum guaranteed interest rate indicated in your Contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Please Retain This Supplement for Future Reference.

If you have questions, please call the Service Center toll-free at 1-877-376-8008, write the Service Center at P.O. Box 724208, Atlanta, GA 31139, or contact your Farmers Registered Representative.